2007 Annual Shareholders Meeting
2007 Annual Shareholders Meeting
1099 18 Street, Suite 2300 Denver, Colorado 80202 303.293.9100, fax 303.291.0420 www.billbarrettcorp.com NYSE: BBG
Investor Relations contact: Bill Crawford    bcrawford@billbarrettcorp.com
May 9, 2007 May 9, 2007
2007 Annual Shareholders Meeting - current to May 2, 2007
Exhibit 99.1
th

Agendas
Shareholder Meeting
Introductions Fred Barrett
Shareholder Meeting Business Francis Barron
Company Overview
Company Strategy Fred Barrett
Financial Overview Bob Howard
Development Projects  Joe Jaggers
Southern Exploration Kurt Reinecke
Northern Exploration  Terry Barrett
Wrap-Up and Q&A Fred Barrett

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements.  These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions.  These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration results, market conditions, oil and gas price levels and volatility, the availability and cost of services, drilling rigs, transportation and processing, the ability to divest certain properties, the ability to obtain industry partners to jointly explore certain prospects, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations and other factors discussed in our filings with the Securities and Exchange Commission (“SEC”). We refer you to the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors”
sections of these filings.  In addition, historical information may not be indicative of future results.
The SEC permits oil and gas companies, in their filings with the SEC, to disclose only  proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operation conditions. Bill Barrett Corporation may use certain terms in this presentation and other communications relating to reserves and production that the SEC’s guidelines strictly prohibit the Company from including in filings with the SEC.  It is recommended that U.S. investors closely consider the Company’s disclosures in Bill Barrett Corporation’s Form 10-K for the year ended December 31, 2006 filed with the SEC.  This document is available through the SEC by calling 1-800-SEC-0330 (U.S.) and on the SEC website at www.sec.gov.
Discretionary cash flow is computed as net income plus depreciation, depletion, amortization and impairment expenses, deferred income taxes, exploration expenses, non-cash stock based compensation, losses (gains) on sale of properties, and certain other non-cash charges. The non-GAAP measure of discretionary cash flow is presented because management believes that it provides useful additional information to investors for analysis of the Company's ability to internally generate funds for exploration, development and acquisitions. In addition, discretionary cash flow is widely used by professional research analysts and others in the valuation, comparison and investment recommendations of companies in the oil and gas exploration and production industry, and many investors use the published research of industry research analysts in making investment decisions. Discretionary cash flow should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, profitability, cash flow or liquidity measures prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Because discretionary cash flow excludes some, but not all, items that affect net income and net cash provided by operating activities and may vary among companies, the discretionary cash flow amounts presented may not be comparable to similarly titled measures of other companies.
Forward-Looking and Other Cautionary Statements
Forward-Looking and Other Cautionary Statements

Premier Rockies E&P Company Fred Barrett CEO and Chairman

Reasons to Invest in BBG
PROVEN TRACK RECORD OF GROWTH:
Double-digit
proved reserve and production growth
VISIBLE DEVELOPMENT GROWTH:
Extensive, low risk
development inventory managed with operational excellence
WORLD CLASS EXPLORATION PORTFOLIO:
Multiple,
high-quality exploration plays with multi -Tcfe potential
Track record of discoveries
Testing five to six high impact prospects in 2007
TECHNOLOGY:
Leader in utilization of technology
FINANCIAL STRENGTH:
Strong balance sheet and hedge
position that provides flexibility to grow

Proven Track Record of Growth
Net Production
(Bcfe)
18.3
31.7
52.1
39.4
63
58
58
2005 2004 2003 2006 2007 E
Dec
2002
Dec
2003
Dec
2004
292
130
204
Net Proved Reserves
(Bcfe)
341
Dec
2005
Dec
2006
428
Reserve replacement ratio 378% 224% 267% Currently producing - 170+ MMcfe/d (Williston 6 MMcfe/d)

Visible Double-digit Production Growth
225 Wells Drilled
(Gross)
Development 108
Delineation 7
Exploration 11
CBM 99
414 Wells Planned
(Gross)
Development 131
Delineation 8
Exploration 30
CBM 245
489 Wells Planned
(Gross)
Development 160
Delineation 39
Exploration 13
CBM 277
509 Wells Planned
(Gross)
Development 187
Delineation 51
Exploration 6
CBM 265
303 Wells Drilled
(Gross)
Development 122
Delineation 5
Exploration 14
CBM 182
For illustrative purposes only, does not represent formal guidance (See “Forward-Looking and Other Cautionary Statements” on slide 2)
0
25
50
75
100
125
150
2005 2006 2007E 2008E 2009E
39.4
39.4
52.1
52.1
Development
(Piceance, W. Tavaputs, CBM)
With Delineation Success
(Lake Canyon/Blacktail Ridge,
W. Tavaputs deep, WRB deep)
Development
(Piceance, W. Tavaputs, CBM)
With Delineation Success
(Lake Canyon/Blacktail Ridge,
W. Tavaputs deep, WRB deep)
Williston
divestiture
58
58
77
77
118
61
99
99
86
West
Tavaputs
EIS
expected
Spring
2008

8 WRB 63 WRB 63 Uinta 151 Uinta 151 PRB 26 PRB 26 Piceance 146 Piceance 146 Williston 42 Williston 42 428 Bcfe Net Proved Reserves Strong Portfolio to Generate Reserve Growth

WRB
63
WRB
63
Uinta
151
Uinta
151
PRB 26
PRB 26
Piceance
146
Piceance
146
Williston
42
Williston
42
428 Bcfe
Net Proved Reserves
Possible
Possible
Proved
Proved
Probable
Probable
2.0 Tcfe
3P Resources
2.0 Tcfe
3P Resources
Strong Portfolio to Generate Reserve Growth

Possible
Possible
Proved
Proved
Probable
Probable
2.0 Tcfe
3P Resources
2.0 Tcfe
3P Resources
WRB
63
WRB
63
Uinta
151
Uinta
151
PRB 26
PRB 26
Piceance
146
Piceance
146
Williston
42
Williston
42
428 Bcfe
Net Proved Reserves
Delineating
Projects
Delineating
Projects
1P
1P
Exploration
Exploration
2P
2P
3P
3P
8-10 Tcfe
Unrisked Potential
8-10 Tcfe
Unrisked Potential
as of December 31, 2006
Strong Portfolio to Generate Reserve Growth

Financial Update Bob Howard CFO

2002 2003 2004 2005
$24
- $5 - $4 - $5
Net Income
(millions)
$62
2006
Proven Track Record of Growth
Discretionary Cash Flow*
(millions)
2002 2004 2005
$7
$102
$195
2003
$38
$239
2006
*Non-GAAP measure

2005 2006 2007E 2008E 2009E
Capital Expenditures
2007 Capex
$425 – $450 million
Exploration
10%
Exploration
10%
Development
72%
Development
72%
Delineation
18%
Delineation
18%
Piceance 40%
Piceance 40%
Uinta 39%
Uinta 39%
WRB 7%
Other 8%
PRB 6%
$347
$347
Acquisitions
Base Capex
$376
$376
$48 $425-
450
$425-
450

Financial Flexibility to Grow
Hedge Position (as of May 1, 2007)
65%
69%
69%
66%
63%
60%
62%
61%
60%
56%
23%
23%
21% 22%
21%
19% 19%
16%
17%
55%
52%
$3.00
$3.50
$4.00
$4.50
$5.00
$5.50
$6.00
$6.50
$7.00
$7.50
$8.00
$8.50
Apr-
07
May-
07
Jun-
07
Jul-
07
Aug-
07
Sep-
07
Oct-
07
Nov-
07
Dec-
07
Jan-
08
Feb-
08
Mar-
08
Apr-
08
May-
08
Jun-
08
Jul-
08
Aug-
08
Sep-
08
Oct-
08
Nov-
08
Dec-
08
% Hedged
(Total)
Blended Floor
($/MMBtu)
REX scheduled in service to Missouri (1.5 Bcf/d)
% of Anticipated Natural Gas Production Hedged with Associated Floor Price

Cash $  25
Debt 200
Stockholders’ Equity 763
•
Net debt-to-capitalization ratio of 19%
•
Revolving line of credit – conforming borrowing
base of $365 million
•
Currently have $200 million debt outstanding
Capitalization
as of March 31, 2007 (in millions)
(unaudited)

Joe Jaggers COO and President Extensive Development Inventory Photo compliments of Williams Production

Visible Development Growth
Denver
Powder River
Basin
Piceance
Basin
Wind River
Basin
Uinta
Basin
W. Tavaputs
Gas Prone Area
Oil Prone Area
Development Project
CBM
Gibson Gulch
•
428 Bcfe proved reserves
(YE ’06)
•
Production and reserve growth
visibility: 1.7 Tcfe 3P resources
in development projects
•
Multi - year drilling inventory
with 2,900+ locations
2.0 Tcfe
3P Resources
2.0 Tcfe
3P Resources
Proved
Proved
Possible
Possible
Probable
Probable

Program Potential
•
3P resources 204 Bcfe
@ YE ‘06
•
1,200+ gross drilling locations
Key Information
•
Low risk, high return
drilling, Big George coals
•
126,000 net acres (3/31/07)
•
16 MMcfe/d net production
(Q1 2007)
•
26 Bcfe proved reserves
@ YE ‘06
•
245 wells planned for 2007
Amos
Draw
Amos
Draw
Deadhorse
Deadhorse
Willow
Creek
Willow
Creek
Palmtree
Palmtree
BIG BIG
GEORGE GEORGE
PLAY PLAY
Gillette, WY
Tuit
Tuit
Pumpkin
Creek
Pumpkin
Creek
Hartzog
Draw
Hartzog
Draw
Pine Tree
Pine Tree
Cat
Creek
Cat
Creek
Porcupine
Porcupine
SCALE
1 Township
= 36 sq mi
BBC Acreage
Gas Producing Area
Dewatering
Powder River Basin – CBM
Big George Coal - Wyoming
MT
WY
Powder River
Basin

1
Three year Rockies strip as of May 4, 2007 - $6.93
Illustrative Drilling Costs
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental drilling cost (per Mcfe)
Illustrative Economics
Gas Price (Rockies strip)
1
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
Incremental drilling cost (per Mcfe)
Net Margin
ROR
CIG Price Required 10% ROR
$ 6.93
(0.41)
$ 6.52
(1.95)
(0.94)
$ 3.63
(0.71)
$ 2.92
53%
$ 3.00
Bcfe
0.35
80%
0.28
$    80
120
$  200
$ 0.71
(ranges from 0.15 – 0.8)
$, thousands
For illustrative purposes only, does not represent
formal guidance (See “Forward-Looking and Other
Cautionary Statements” on slide 2)
Powder River Basin – CBM
Big George Coal - Wyoming

Production
Powder River Basin – CBM
Big George Coal - Wyoming
For illustrative purposes only, does not represent formal guidance (See “Forward-Looking and Other Cautionary Statements” on slide 2)
60
0
10
20
30
40
50
2007 2006 2005 2008 2009
182
Wells
99 Wells 245
Wells
277
Wells
265
Wells
Wells Drilled

Key Information
•
13,000+ net undeveloped acres
(3/31/07), WI:80+%
•
146 Bcfe proved reserves @ YE ‘06
•
102 wells planned for 2007
•
Four rigs operating
•
47 MMcfe/d net production (Q1 2007)
Program Potential
•
3P resources 700 Bcfe @ YE ‘06
•
457 drilling locations (20-acre well density)
•
Upside: 10-acre increased density,
pilots in 2007
Piceance Basin - Gibson Gulch
Williams Fork - Colorado
Silt
Processing 3-Component
3-D Seismic
BBC gas well
Non-BBC gas well
BBC acreage
CO
Piceance
Basin

$  6.93
0.84
$  7.77
(0.86)
(0.46)
$ 6.45
(2.34)
$ 4.11
36%
$ 4.50
Illustrative Drilling Costs
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental drilling cost (per Mcfe)
Illustrative Economics
Gas Price (Rockies strip)
1
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
Incremental drilling cost (per Mcfe)
Net Margin
ROR
CIG Price Required 10% ROR
Bcfe
1.0
81%
0.81
$ 0.7
1.2
$1.9
$2.34
$, millions
For illustrative purposes only, does not represent
formal guidance (See “Forward-Looking and Other
Cautionary Statements” on slide 2)
Piceance Basin - Gibson Gulch
Williams Fork - Colorado
1
Three year Rockies strip as of May 4, 2007 - $6.93
0
0.5
1
1.5
Historical EUR
(Bcfe)
2005 2006 2007E

For illustrative purposes only, does not represent formal guidance (See “Forward-Looking and Other Cautionary Statements” on slide 2)
Production
Piceance Basin - Gibson Gulch
Williams Fork - Colorado
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
80.0
90.0
100.0
102 Wells 108 Wells 113 Wells
2007 2006 2005 2008 2009
68 Wells 80 Wells
Wells Drilled

Prickly
Pear
Structure
Dry Canyon
Compressor site
Questar interconnect
BBC Acreage
Gas Well
2007 Shallow Location
Existing Pipeline
Proposed Pipeline
Peter’s
Point
Structure
•
95 MMcf/d (gross) facility capacity,
four additional compressors planned
for summer 2007
•
110 MMcf/d (gross) processing capacity
(92 current, 18 in Q3 ‘07); additional 65
MMcf/d for Q1 ‘08
•
31,000+ net undeveloped acres, WI: 83+%
Program Potential
•
250-300 drilling locations on 40-acre spacing
within primary “sweet-spot”
•
3P resources 796 Bcfe @ YE ’06 (shallow & deep)
•
146 Bcfe proved reserves @ YE ’06 (shallow & deep)
•
29 wells planned for 2007
•
EIS in process, record of decision expected
Spring 2008
Key Information
Uinta Basin - West Tavaputs
Shallow - Wasatch/Mesaverde - Utah
UT
Uinta
Basin
Scale:
640 ac
= 1 Mile

Illustrative Drilling Costs
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental drilling cost (per Mcfe)
Illustrative Economics
Gas Price (Rockies strip)
1
MMBtu/ sales adjustment
2
Realized Price (per Mcfe)
LOE, Gathering & Transportation
2
Production taxes
Gross margin (cash flow)
Incremental drilling cost (per Mcfe)
Net Margin
ROR
CIG Gas Price Required 10% ROR
Bcfe
2.5
83%
2.1
$1.2
1.8
$3.0
$1.43
$ 6.93
0.05
$ 6.98
(0.52)
(0.40)
$ 6.06
(1.43)
$ 4.63
52%
$ 3.90
$, millions
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)
Peters Point 6-7D, W. Tavaputs
Uinta Basin - West Tavaputs
Shallow - Wasatch/Mesaverde - Utah
1
Three year Rockies strip as of May 4, 2007 - $6.93
2
Excludes cost and price effects of Rockies Express in January 2008

0
20
40
60
80
100
120
140
160
Production
Uinta Basin - West Tavaputs
2007 2006 2005 2008 2009
For illustrative purposes only, does not represent formal guidance (See “Forward-Looking and Other Cautionary Statements” on slide 2)
16 Wells 30 Wells 29 Wells 52 Wells 74 Wells
Wells Drilled

Questar
interconnect
Dry Canyon
Compressor site
Deep show well
(1967)
Area of
Jurassic 3-D
Four-way
Closure
Getty deep show well (1980)
Area of Dakota
Potential
Prickly
Pear
Structure
Peter’s
Point
Structure
4-12D deep
IP 10.3 MMcfe/d
(gross) Navajo
Peters Point 6-7D discovery
IP 11.4 MMcfe/d
(gross) (10/05)
100% WI, TD 15,349’-directional
Dakota, Entrada and Navajo
BBC acreage
Gas well (Wasatch, North
Horn, Price River)
2007 deep location
Potential 160-acre location
Existing pipeline
Proposed pipeline
Key Information
•
100% success
•
Dakota-Entrada-Navajo: 13,000-15,000’+ depth
•
4 deep wells planned for 2007
•
Reduced costs on third well by $3-4 million
•
EUR: 5-6+ Bcfe
Deep Program Potential
•
2 deep structures (east and west)
•
20-30 drilling locations (east structure)
Uinta Basin - West Tavaputs
Deep - Dakota/Entrada, Navajo - Utah
2-12D deep
IP 6.0 MMcfe/d
(gross) Navajo
5-2D deep
Drilling
Scale:
640 ac
= 1 Mile

28 West Tavaputs EIS Schedule 1st Draft – March 2007 Public Comment Initiated - September 2007 Final EIS – Q1 2008 Record of Decision – Spring 2008

Typical Well Construction Costs
Peters Point 6-7D, W. Tavaputs
Drilling Rigs 15-25% of AFE
•
Added 208 U.S. Land rigs (15%) in 2006 (new builds & refurbs)
•
290 more rigs (18% increase) projected to hit U.S. Land in ’07
•
40-60 rigs are estimated to retire in ’07 for a net add of
230-250 units
Pumping Services 25-35% of AFE
•
Price increases of 4-15% in ‘06
•
The big 3 companies possess 56% of the available North
American HHP
•
Added 661,700 HHP, or 25% more horsepower, to pressure
pumping fleets in ‘06
•
2,000,000 HHP added in the past 4 years
•
At least 3 more service companies added in ’06. 30+ total
providing high pressure pumping services
Tubulars 6-15% of AFE
•
Tubular prices stabilized from Q2 ‘06
•
Shows slight decrease in ’07 (~3%)

30 NOTE: line thickness does not depict pipeline capacity, it is only graphic representation to show approximate pipeline location
MONTANA
OKLAHOMA
ARIZONA NEW MEXICO
KANSAS
SOUTH  DAKOTA
NEBRASKA
IDAHO
COLORADO
UTAH
WYOMING
Rocky Mountain Pipeline Export Capacity
Meeker/
Greasewood
Opal
Uinta
Basin
Uinta
Basin
Powder
River
Powder
River
DJ Basin DJ Basin
Green
River
Basin
Green
River
Basin
Big Horn Big Horn
Piceance Piceance
Williston Williston
Cheyenne
Wind
River
Wind
River

Southern Exploration District
Denver, CO
Greater Green
River Basin
Uinta Basin
Piceance
Basin
Paradox
Basin
DJ Basin
Basin Centered
Tight Gas
Fractured
Shale
Fractured
Oil
Conventional
Structural
Kurt Reinecke
Senior VP - Exploration
Southern District
Gas Prone Area
Oil Prone Area
Exploration Project
Development Area

Lake Canyon/Blacktail Ridge Project
Uinta Basin, Utah
Duchesne
Delineating Play
Monument Butte
Brundage Canyon
47 MMBOE CUM
Altamont/Bluebell
379 MMBOE CUM
SCALE
1 Township
= 36 sq mi
New Field Discovery
6 Green River wells, 3 Wasatch
All wells currently ~ 200 BOEPD,
122 MBOE CUM
50 sq mi
3C, 3-D
Blacktail Ridge
300 MBOE per well
“sweet- spot”
Potential Wasatch
field extension
BBC Acreage
BBC Acreage earned deep rights
(Wasatch and below) 75% WI
Recent 3rd
party completions
IPs 540 – 1257 BOEPD
Lake Canyon
Lake Canyon Blacktail Ridge
Gross Acres
225,000 51,000
Net Acres
155,000 26,000
WI (Green R.& above)* 18.75 – 25% 50 – 100%
WI (Wasatch & below)* 56.25 – 75% 50 – 100%
Depths 4,000 – 8,000 5,000 – 11,000
2007 Activity minimum 7 wells minimum 5 wells
* depends on Tribal participation
UT
Uinta
Basin
2007 drilling

Hook and Woodside Prospects
500 – 700 Bcfe Unrisked Potential
Paradox and Uinta Basins, Utah
Price, UT
SCALE
1 Township
= 36 sq mi
WOODSIDE PROJECT
26,000+ Net Undeveloped Acres
Woodside Dome
2-D defined
#1 Woodside
Testing gas shows
TD ~6,350’
1962 well – gas shows
in 27 Pennsylvanian
zones
2007 drilling:
2 wells “shallow” Hook
Fractured “Ferron” Shale
TD 1,000’ – 4,000’
Gas fields
Manning Canyon
show well
Greater
Drunkards
Wash
CUM
741 Bcfe
BBC Development Program
West Tavaputs
CUM 33 Bcfe
HOOK PROJECT AREA
95,000+ Net Undeveloped Acres
2007/2008 drilling:
1-2 wells “deep” Hook
Manning Canyon (Barnett equivalent )
TD 8,000’ – 11,000’
UT
Uinta
Basin

Yellow Jacket Shale Gas Prospect
Paradox Basin, Colorado
Key Information
•
Expansive project area
•
55% working interest in 190,000
gross, 156,000 net acres (Mar. 2007)
•
Potential pay zone: Gothic Shale
•
5,500’ – 7,500 TDs’, estimated
shale thickness: 100 – 150’
Program Potential
•
Targeting 1 – 3 Bcfe per well
•
800 Bcfe unrisked potential
UT
CO
Paradox
Basin
Koskie #1
Current Status
•
2 wells drilled and testing
•
Well #1: completed and testing,
sustained gas > 500 Mcfd test rate
•
Well #2: continue to test
•
2+ wells planned for 2007, including
possible horizontals

Typical well
(~30 days to drill to 10,000’)
Key Information
•
Well defined acreage targets
•
Key show wells present
•
3-D seismic lowers risk
•
Multi-pay zones
•
8,000’ – 10,000’ TDs
•
Control 20,000 net undeveloped
acres
Current Status
•
3 prospects assembled, building
others
•
Pine Ridge 21 sq. mi. 3-D acquired
and processing
•
Exploratory test, 2008
Salt Flank Project
Paradox Basin
½ mile Fairway
Program Potential
•
Targeting 5 – 10 Bcf/well
•
200 – 400 Bcfe unrisked
potential

Northern Exploration District
Big Horn
Basin
Powder
River
Basin
Green
River
Basin
Williston
Basin
Wind River
Basin
Basin
Centered
Tight Gas
Conventional
Structure
Big George CBM
Conventional,
CBM,
Shale Gas
Terry Barrett
Senior VP - Exploration
Northern District
Gas Prone Area
Oil Prone Area
Exploration Project
Development Area

Waltman
Field
Cooper
Reservoir
Field
SCALE
640 ac =
1 Sq Mile
Cave Gulch
Field
Cave Gulch – Bullfrog – Cooper Reservoir Fields
Waltman Arch, Wind River Basin, Wyoming
2006 Location
Potential Future Deep Loc.
Historical Deep Producers
Deep Gas Show Well
Deep Structural Axes
Multi-pay “Deep” Program
Bullfrog 33-19
TD ~19,450’; 93% WI
Lakota IP (6/06):
4.2 MMcfe/d (gross)
Muddy/Frontier pay behind pipe
2006 Lakota
Discovery
Cooper Deep 1
TD 16,245’, 50% WI
Niobrara
Key Information
•
High impact, high volume deep
wells
•
25,000 net undeveloped acres
(Dec. 2006)
•
63 Bcfe proved reserves @ YE ‘06
(shallow & deep-Wind River)
•
WI: 50-100%
Program Potential
•
25-30 deep locations
•
Additional inventory if Cooper
successful
•
D&C cost: $13-16 million per well
•
IP: 5-20 MMcfe/d per well
•
EUR: 6-8+ Bcfe gross per well
Cave Gulch 1-29
Recompletion; 70% WI
Muddy IP (6/05):
19 MMcfe/d (gross)
EUR: 28 Bcfe
Frontier pay behind pipe
2005 Muddy
Discovery
Bullfrog 14-18
TD 19,400’; 94% WI
Muddy IP (7/05):
20 MMcfe/d (gross)
Lakota/Frontier pay behind pipe
WYOMING
Wind River Basin
Cave Gulch 1-29 Gas Flare

Denver, CO
Powder River
Basin
Green
River
Basin
Uinta Basin
Piceance
Basin
Paradox Basin
Williston Basin
DJ Basin
Wind River Basin
San Juan
Basin
Rocky Mountain Basin Centered Gas
Basin Centered Gas
Gas Prone Area
Oil Prone Area
Big Horn
Basin

SCALE
1 Township
= 36 sq mi
Area of
Basin-Centered
Gas Play
Potential
42 sq. miles
3-D seismic
currently interpreting
Red
Point
Project Highlights
•
Large untested region
•
50% working interest (operated)
in 161,000 net undeveloped acres
(3/31/07)
•
Potential pay zones:
Lance 8,000’-14,500’,
Meeteetse 9,500’-16,000’,
Mesaverde 10,000’-17,500’
•
Muddy 16,000’ – 19,000’
•
Targeting 3 - 5 Bcfe EUR wells
Big Horn Basin – Basin-Centered Gas Project
Wyoming
BBC Acreage
Gas Field
Oil Field
Outcrop
Structural Axes
Sellers Draw #1
(1976), TD 23,081
Muddy EUR: 3.4 Bcfe
Recompleted Mesaverde;
waiting on facilities
Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin
Piceance
Basin
Paradox
Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Basin Centered Gas
Gas Prone Area
Oil Prone Area
Big Horn
Basin
Rocky Mountain Basin Centered Gas

40 Big Horn Basin – Sellers Draw Astroblem Looking down on the Astroblem (impact crater) A look at the inside of the Astroblem

Rocky Mountain Overthrust Projects
Gas Prone Area
Oil Prone Area
Wolverine Discovery
Covenant Field
Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Big Horn
Basin
Hingeline
18,000 Net
Undeveloped Acres
Circus
140,400 Net
Undeveloped Acres
Canadian Overthrust
EUR: 20+ Tcfe
Wyoming
Overthrust
EUR: 10+ Tcfe

Montana Overthrust
Circus and Toston-Six Mile Areas
•
50% working interest (operated) in
280,800 net undeveloped acres (3/31/07)
•
Potential pay zones: Cretaceous 2,200’-7,000’
Mississippian 8,000’-11,000’,
Devonian 9,000’-11,500’
•
Live oil and gas shows in multiple horizons
•
Targeting large, four-way closures
•
First to utilize 3-D seismic
•
2 exploratory tests and ~80 sq. mi. of 3-D in ‘07
•
Multi Tcfe potential
BBC Acreage
Dry with Oil Show
Dry with Gas Show
Thrust Fault
Structural Axes
Scale in Miles
0 6
Toston-Six Mile
Circus
150+ sq. mi. 3-D
(currently
interpreting)

43 Montana Overthrust - Circus Project

Track Record of Execution
Positioned for visible, long-term Rockies reserve and
production growth
46% compounded annual growth in production since inception
Sequential quarterly production growth in 8 out of 10
previous quarters
52% compounded annual growth in reserves since inception
Grew 3P resources to 2 Tcfe @ YE 2006, primarily organically
Proven track record of exploration discoveries
West Tavaputs deep, Lake Canyon, Waltman Arch
Testing at least four high-potential exploration prospects
in the next six months
Financial flexibility to pursue growth strategy